Exhibit 99.1

Analyst Day Review 07.09.2009

Analyst Day I Page 2 Safe Harbor Language This presentation contains forward-looking statements relating to the Company, including the expansion of its digital distribution network, the demand among certain clients for digital audio and video delivery services, and its expectations for previous acquisitions. These statements are based on current economic and market conditions and assume no material changes in economic conditions or other major world events. The Company can give no assurance as to whether these conditions will continue, or if they change, how such changes may affect the Company’s current expectations. While the Company may, from time to time, revise its outlook or issue updated guidance, it assumes no obligation to do so. These forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those projected. Additional information on these and other risks, uncertainties and factors is included in DG FastChannel’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed with the SEC.

Analyst Day I Page 3 Agenda Welcome and introductions Company overview & strategy – Scott Ginsburg, Chairman & CEO Broadcast division– Neil Nguyen, EVP Sales & Operations Online division – Adam Moore, President of Unicast Financial review – Omar Choucair, CFO

Scott Ginsburg, Chairman and CEO DG FastChannel

Analyst Day I Page 5 Investment Analysis Dominant player in the North America advertising services space Outstanding annual Revenue and EBITDA results - Revenue up 45% since 2005 - Adjusted EBITDA up 105% since 2005 - Fortune Small Business named DG FastChannel the 5th fastest-growing small public company during the past three years in the United States out of 100 companies (July/August 2009) Opportunity to aggregate and distribute large object files/content to TV stations, TV and cable networks, satellite and cable systems around the world Addressable markets and opportunities for DGIT continue to grow Diversification into online media Healthy financial condition generating positive cash flow Strong balance sheet Well positioned bank group

Analyst Day I Page 6 Proprietary B2B CDN Advertising agencies and advertisers rely on DG FastChannel for delivery of over $36 billion of media TV/Cable/ Networks Newspaper Radio Stations Online Publishers Mobile Devices

Analyst Day I Page 7 Years of Investment and Consolidation Significant investment in our unique electronic network

Analyst Day I Page 8 Operational Cost Synergies $12 $7 $9 $3 $3.5 $0 $2 $4 $6 $8 $10 $12 $14 FastChannel PTSX/ GTN/ Pathfire Vyvx Ads Enliven Cost Actions $MM Completed $31M of integration synergies between 2006 & 2008 Executing on $3.5M cost actions in 2009 2006 2007 2008 2009

Analyst Day I Page 9 R&D, IT 185 Customer Service 450 Sales, G&A, Other 135 Investment in People and Technology Commitment to first-class service and technology $6.7 $10.7 $22.3 $19.0 $0 $5 $10 $15 $20 $25 2006 2007 2008 2009 Dedicated Employees Investment (Cap Ex and R&D Salaries) $MM

Analyst Day I Page 10 Poised for Growth: Traditional Ad Services Business Convert dub and ship to DGFC network Convert SD to HD Global Expansion

Analyst Day I Page 11 SD Market 65% Electronic and Growing Convert Standard Definition (SD) Dub and Ship to Electronic Distribution Dub & ship converting to electronic deliveries 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 65% Electronic

Analyst Day I Page 12 2009 Initiatives Tag and deliver Direct Response advertising Convert local and regional TV and cable dub and ship advertising to file based delivery Deploy next generation hardware/software solutions Partner with major media companies DG FastChannel is the industry standard electronic network

Analyst Day I Page 13 New Digital Era Begins Analog Color Digital 1936 1953 2009

Analyst Day I Page 14 HD Adoption Among Advertisers is Growing Rapidly - 200 400 600 800 1,000 1,200 1,400 2006 2007 2008 Originating Finishing Distributing # of Brands delivering in HD HD Advertisements

Analyst Day I Page 15 DG FastChannel HD Revenue Growth HD Revenue 436% CAGR 2006-2008 HD revenue growth $5,010 $10,870 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 Q1 '08 Q1 '09 HD Revenue $1,186 $10,904 $34,105 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2006 2007 2008 Pro forma for Vyvx Ads, ($ in thousands)

Analyst Day I Page 16 Projected 2009 HD Revenue $1,186 $10,904 $34,105 $55,000 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2006 2007 2008 2009 E HD Revenue - pro forma for Vyvx Ads ($ in thousands)

Analyst Day I Page 17 Non-US Global Ad Delivery Market Expansion opportunity for DG FastChannel Australia $30 EMEA $50 Other $20 EMEA $ 50M Australia 30M Other 20M Total $100M * Management estimates Advertising Distribution

Analyst Day I Page 18 Growth Opportunity: Diversification into Online Media Buy and Build Digital Media Offerings

Analyst Day I Page 19 US Advertising Spend by Medium - 2008 $ in millions $34 $29 $23 $21 $18 $17 $13 $0 $5 $10 $15 $20 $25 $30 $35 $40 Source: IAB Internet Ad Revenue Report; PricewaterhouseCoopers Global Entertainment and Media Outlook, March 2009 US Advertising Spend, 2008 ($ in billions)

Analyst Day I Page 20 US Online Video and Rich Media Advertising Spend $ in millions $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 2009 2010 2011 2012 2013 2014 DG FastChannel participating in the next wave of advertising growth Source: Forrester’s Online Advertising and Classifieds Model, April 2009 Rich Media $2,616 $3,054 $3,842 $4,849 $6,210 $7,638 Online Video $870 $1,169 $1,522 $1,938 $2,437 $3,014 Total $3,486 $4,223 $5,364 $6,787 $8,647 $10,652 Rich Media Online Video

Analyst Day I Page 21 Competitive Landscape Total Revenues $ in millions Source: Management estimates EMEA: Europe, Middle East & Africa $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 2008 2009 $361M $389M Estimated Market Size for Rich Media Ad Distribution Services PointRoll EyeWonder Eyeblaster Flashtalking Microsoft Advertising/ Atlas DoubleClick EMEA US Primary Rich Media Competitors

Enliven Acquisition: Unicast



WALL·E

Rich Media

- In-Page
- Expandable
- Floating
- Pushdown
- Polite
- Synchronized Banners
- Peel Back
- Page Takeover
- Transitional/Superstitial
- Content Browse
- Interactive Wallpaper



NBC
abc
CBS

Video Player Solutions

- HD
- Pre-Roll
- Mid-Roll
- Post-Roll
- Overlay
- Companion
- Skin/Branded Canvas
- Video Wall



3D Solutions

- 3D Cube
- Custom 3D



Social Media

- Instant Messenger
- SMS Messaging
- Social Bookmarking
- Twitter Integration
- Application or Widget Download
- Social Network Posting

Diversified product solutions to meet advertiser/publisher demand

DG FASTCHANNEL®

Analyst Day | Page 22

Analyst Day I Page 23 Online Media Business Opportunities Global footprint with emerging online media business Build-out Unicast products Tuck-in acquisitions with customer base/unique technology Entity combinations

Neil Nguyen, EVP Sales & Operations Ads Division

Analyst Day I Page 25 Full Service Solution LEADING industry experts providing a total private end to end solution with scalable capacity EFFICIENT digital station workflows EXPERIENCED and dedicated operations technical staff and support UBIQUITOUS Network

Analyst Day I Page 26 Digital Service Offering for Advertisers Media Production & Duplication Digital Media Distribution Video / Audio / Print Media Asset Management for Advertising Digital Video Media Distribution Syndication / News Online Creative Research

Analyst Day I Page 27 Largest Electronic Distribution Footprint in North America DG FastChannel’s Network covers the United States and Canada

Analyst Day I Page 28 Largest Network Operations in North America

Adam Moore, President Unicast

Analyst Day I Page 30 Unicast: 2009 Business Objectives Solidify and expand Publisher business Focus on developing Agency business Evolve Unicast Ad Platform and related services: Managed and Self Service offerings Globalize sales and ad operations footprint Leverage DG FastChannel traditional media relationships to cross sell digital media solutions

Analyst Day I Page 31 Publisher Strategy Core customer demand for Unicast technology and services provide opportunity to expand internationally Primary Global Partners (MSN, Fox, CBS Interactive, Viacom, BBC) deliver high volume executions in the following markets: Argentina, Brazil, Chile, Canada, Ireland, UK, Norway, Germany, Italy, Spain, Sweden, Netherlands, Greece, Austria, Australia and New Zealand Target tier two publisher networks to expand publisher market share - Ad platform enhancements enable targeting of smaller publishers - Network local affiliates are core targets

Analyst Day I Page 32 Agency Strategy Ad Platform enhancements - Self-service creative authoring tools - Reporting improvements to include data analysis - Dynamic Ad capabilities that allow for instant updates and regional versioning Global expansion of Agency teams - Sales and Ad Ops presence in all major markets Leverage existing DG FastChannel relationships and infrastructure - Co-Location of Unicast and DG FastChannel teams - Shared CRM solution, customer facing workflow tools and process - Sales training

Analyst Day I Page 33 Marketing Preview New Unicast branding, style and messaging Complete website redesign New marketing collateral: Sales decks, email newsletters, business cards, brochures, collateral material New PR engagement – US & EMEA Conference/event sponsorships and speaking opportunities Platform redesign (Unicast Ad Platform) for agency self-service tools

Analyst Day I Page 34 Technology & Services Creative Authoring Campaign Management Reporting and Analytics

Omar Choucair, CFO Financial Review

Analyst Day I Page 36 Disciplined Financial Strategy Enhanced market opportunities Revenue growth and diversification Successful integration of multiple transactions Significant operating synergies realized Supportive bank group

Analyst Day I Page 37 DG FastChannel Q-1 2009 Results $29.2 $41.4 $10.5 $14.1 $- $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 $55 Q1 '08 Q1'09 = Revenue = Adjusted EBITDA ($ in millions)

Analyst Day I Page 38 Annual Financial Performance $68,667 $97,687 $157,081 $0 $25,000 $50,000 $75,000 $100,000 $125,000 $150,000 2006 2007 2008 $18,864 $32,340 $60,259 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2006 2007 2008 ($ in thousands) Revenue Adjusted EBITDA Revenue growth is driving margin expansion Adjusted EBITDA more than tripled since 2006

Analyst Day I Page 39 Unicast & Springbox Performance ($ in millions) Q1 ‘08 Q1 ‘09 Unicast-Ad Serving $ 1.1 $ 2.0 Search & Other 1.2 0.4 Springbox 2.1 1.9 Total Revenue $ 4.4 $ 4.3 Unicast-Ad Serving ($2.6) ($0.3) Springbox 0.1 0.0 Total EBITDA ($2.5) ($0.3) Early success in Unicast Ad Serving unit with 88% revenue growth

Analyst Day I Page 40 Scalable Electronic Platform Largely fixed cost base allows for margin expansion with revenue growth Division Expenses Q-1 2009 Ads $ 22.8M Other 4.5M Total Expenses $ 27.3M

Analyst Day I Page 41 Strong Ads EBITDA Margins Q-1 2009 ($ in millions) Ads Unicast Springbox Total Revenue $ 37.1 $ 2.4 $ 1.9 $ 41.4 EBITDA $ 14.3 ($ 0.3) $ 0.0 $ 14.1 Gross Margin 57% 63% 14% 55% EBITDA Margin 39% NM NM 34% Expect gross margins and EBITDA margins to grow

Analyst Day I Page 42 Public Offering – June 2009 Issue 2.875 million shares at $19.50 on June 3, 2009 Use of offering proceeds – repay bank debt, potential acquisitions and general corporate purposes Improves cash flow with lower interest expense payments Lowers total leverage (from 2.2X to 1.5X as of 3/31/09) which reduces effective borrowing rate Neutral to full year 2009 earnings per share (EPS)

Analyst Day I Page 43 Bank Facility Supportive bank group - Bank of Montreal - Bank of America - Wells Fargo - US Bank - First Tennessee - First Bank - Citi Group - Webster Bank - Bank of West - Fifth Third Provides access to an incremental $25 million in credit facility Available $30 million revolver

Analyst Day I Page 44 DG FastChannel Capitalization Table ($ in millions) 6/30/09 E Senior Term $ 113.2 Revolver ($30M available) 0.0 Total Debt $ 113.2 Cash 21.3 Net Debt $ 91.9 Outstanding Common Stock, fully diluted 24.2M Notes: 1.As of 3/31/09, the Net Operating Loss carry forwards were $170M gross benefits and $60M net of taxes. 2.Projected $7-$9M of capital expenditures in 2009.

Analyst Day I Page 45 Experienced Management Team Scott Ginsburg – Chairman and CEO Invested to become largest shareholder in 1998. Former CEO of AMFM/Chancellor Media Corporation (now Clear Channel Communications, Inc.). Founded Evergreen Media Corporation in 1988 and was the co-founder of Statewide Broadcasting, Inc. and H&G Communications, Inc. Omar Choucair – CFO Joined in 1999. Former Vice President of Finance of AMFM/Chancellor Media Corporation and was Senior Manager at KPMG Peat Marwick, LLP. Neil Nguyen – EVP Sales & Operations Joined in 2005 with over 10 years of leadership experience in the media entertainment and advertising sectors, including Point.360 and FastChannel. Adam Moore – President of Unicast Joined through the acquisition of Springbox where he was a co-founder. Worked at T3 (The Think Tank) for 3 years, managing all business development and client acquisition efforts. Previously, he managed the Dell Computer small and medium business online group.

Reconciliation of Non-GAAP Financial Measure

Adjusted EBITDA is defined as earnings before interest, taxes, unrealized gains and losses related to changes in the fair value of warrants, depreciation, amortization, acquisition costs and stock-related compensation. The presentation of EBITDA is a non-GAAP measure. Management believes that this non-GAAP measure, viewed in addition to and not in lieu of the reported GAAP results, provides useful information to investors regarding its performance and overall results of operations. This metric is an integral part of DG FastChannel's internal reporting to measure its performance and the overall effectiveness of both companies' senior management. Reconciliations to comparable GAAP measures are detailed below. The non-GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies, and are not identical to corresponding measures used in our various agreements or public filings.

($ in millions)	Q1 2006	Q2 2006	Q3 2006	Q4 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	Q1 2008	Q2 2008	Q3 2008	Q4 2008	Q1 2009
Income from Operations	$1.60	$2.30	$1.40	$5.00	$4.10	$4.90	$3.70	$6.40	$7.10	$8.50	$8.90	$13.20	$6.70
Stock based compensation:	-	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.1	0.2	0.8	1.1
Depreciation and amortization	1.5	1.7	3.1	2	2.5	2.5	4.1	3.7	3.3	4.4	7.4	6.2	6.3
Adjusted EBITDA	**$3.10**	**$4.10**	**$4.60**	**$7.10**	**$6.70**	**$7.50**	**$7.90**	**$10.20**	**$10.50**	**$13.00**	**$16.50**	**$20.20**	**$14.10**

DGFASTCHANNEL®

Analyst Day I Page 46

Thank You